EXHIBIT 10.1

                            FORM OF ESCROW AGREEMENT










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                                ESCROW AGREEMENT

         This Escrow Agreement is made and executed by and among WORLDWIDE STRATEGIES INCORPORATED, a Nevada corporation ("WWSI"), CENTRIC RX, INC., a Nevada corporation ("CENTRIC"), the group consisting of Jim Crelia, Jeff Crelia,
J. Jireh, Inc., a Nevada Corporation, Canada Pharmacy Express, Ltd., a Canadian corporation, Peter Longbons, and Jack West (the "SHAREHOLDERS"), and Dill Dill Carr Stonbraker & Hutchings, P.C., a Colorado professional corporation, ("ESCROW AGENT").

         1. APPOINTMENT OF ESCROW AGENT: WWSI, CENTRIC and the CENTRIC Shareholders hereby appoint Dill Dill Carr Stonbraker & Hutchings, P.C. as Escrow Agent to hold and disburse the Items of Escrow described below as herein instructed:

         2. ITEMS OF ESCROW: The Items of Escrow consist of the following documents:

         (A) Seven (7) separate common stock share certificates of WWSI issued to [NAME OF ALL SHAREHOLDERS ON THE DISTRIBUTION LIST OF EXHIBIT A] for a total of 1,125,000 shares of WWSI Common Stock, which certificates are referred to hereinafter as the "WWSI SHARE CERTIFICATES."

         3. ESCROW INSTRUCTIONS WITH RESPECT TO ITEMS OF ESCROW: Escrow Agent shall hold the Items of Escrow until the date 6 months from Closing, at which time Escrow Agent shall release to the CENTRIC Shareholders all WWSI Share Certificates.

         Upon performing its duties under this Section 3, this Escrow shall be considered closed and Escrow Agent shall have no further liability to any of the parties hereunder.

         4. LIMIT OF LIABILITY: Should Escrow Agent, before the close of this Escrow Agreement, receive or become aware of any conflicting demands or claims with respect to this escrow or the rights of any of the parties hereto, or to any of the Items of Escrow deposited hereunder, Escrow Agent shall have the right to discontinue any and all further acts on its part until such conflict is resolved to its satisfaction, and it shall have the further right to commence or defend any action or proceedings for the determination of such conflict. The parties hereto jointly and severally agree to pay all costs, suffered or incurred by Escrow Agent in connection herewith or arising out of this escrow including, but without limitation, a suit in interpleader brought by Escrow Agent. In the event it files a suit in interpleader, it shall ipso factor be fully released and discharged from all obligations imposed upon it in this escrow upon depositing the Items of Escrow with the court in which such action is filed.


                           [Signature Page to Follow]


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DATED this     day of          , 2007.
           ---        ---------

WORLDWIDE STRATEGIES INCORPORATED              CENTRIC RX, INC.


By:                                            By:
   -----------------------------------            ------------------------------
      James P.R. Samuels, President               Jim Crelia, President, CEO
                                                  and Chairman

DILL DILL CARR STONBRAKER & HUTCHINGS, P.C.    JIM CRELIA


By:                                            By:
   -----------------------------------            ------------------------------
      Authorized Officer


                                               JEFF CRELIA


                                               By:
                                                  ------------------------------

                                               J. JIREH, INC.


                                               By:
                                                  ------------------------------
                                                   Authorized Representative

                                               CANADA PHARMACY EXPRESS


                                               By:
                                                  ------------------------------
                                                   Authorized Representative

                                               PETER LONGBONS


                                               By:
                                                  ------------------------------

                                               JACK WEST


                                               By:
                                                  ------------------------------